SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _____________

FORM 8-K

 _____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 31, 2003

The Singing Machine Company, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware

0-24968

95-3795478

(State or Other Jurisdiction

(Commission File

(I.R.S. Employer

of Incorporation

Number

Identification No.)

601 Lyons Road, Bldg. A-7

Coconut Creek, FL 33073

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (954) 596-1000

Item 5.     Other Events and Regulation FD Disclosure.

We entered into a thirteenth amendment to our credit facility with LaSalle Business Credit, LLC effective as of July 31, 2003. LaSalle extended the expiration of our credit facility until August 20, 2003, but did not waive any events of default.. A copy of the thirteenth amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

On July 28, 2003, John Klecha resigned from our Board of Directors. We intend to increase the size of our Board of Directors during the next few months and have commenced a search process for additional directors.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.

Description

10.1

Thirteenth Amendment dated July 31, 2003 to the Loan and Security Agreement dated April 26, 2001 between LaSalle Business Credit, LLC, and The Singing Machine Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2003

By:  /s/ APRIL GREEN

April Green

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

10.1

Thirteenth Amendment dated July 31, 2003 to the Loan and Security Agreement dated April 26, 2001 between LaSalle Business Credit, LLC, and The Singing Machine Company, Inc.

4